THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT OF CERTAIN PORTIONS OF THIS EXHIBIT FROM THE SECURITIES AND EXCHANGE COMMISSION, WHICH HAVE BEEN DELETED AND REPLACED WITH BRACKETED BLANK SPACES.

                                                                  EXECUTION COPY


                                AMENDMENT NO. 1


                 AMENDMENT AGREEMENT dated as of September 20, 1993 among FIRST FIDELITY BANK, N.A., PENNSYLVANIA (formerly known as Fidelity Bank, National Association), a national banking association, solely in its capacity as the trustee for SPIRIT OF AMERICA MASTER TRUST (the "Seller"), FASHION SPC, INC., a Delaware corporation (the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), as the owner (in such capacity, the "Owner") and the servicer (in such capacity, the "Servicer"), and CIESCO L.P., a New York limited partnership ("Ciesco"), CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO") and CORPORATE RECEIVABLES CORPORATION, a California corporation ("CRC"; Ciesco, CAFCO and CRC being collectively referred to as the "Purchasers"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent for the Purchasers (the "Agent") and, as to Sections 2 and 4(b) hereof only, CHARMING SHOPPES, INC., a Pennsylvania corporation ("Charming Shoppes"), and FASHION SERVICE CORP., a Delaware corporation ("FSC").

                 Preliminary Statements. (1) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers and CNAI as Agent, are parties to a Receivables Purchase Agreement dated as of December 24, 1992 (the "RPA"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA), pursuant to which a Purchaser may, in its sole discretion, purchase Receivable Interests from the Seller;

                 (2) Charming Shoppes and FSC are parties to a Company Agreement dated as of December 24, 1992 (the "Company Agreement") in favor of the Agent, pursuant to which Charming Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Servicer and the Seller, respectively, to be performed or observed under the RPA;

                 (3) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers and the Agent desire to amend the RPA to increase the Purchase Limit, extend the Facility Termination Date and make certain other changes as set forth in Section 1 hereof; and

                 (4) Charming Shoppes, FSC and the Agent desire to amend the Company Agreement and confirm that the Company Agreement continues to apply to the RPA, as amended hereby;

                 NOW, THEREFORE, the parties agree as follows:

        SECTION 1. Amendments to RPA. The RPA shall be amended as follows, the amendments set forth in paragraphs (b), (f)(ii), (f)(ix), (f)(xii), (f)(xviii) (clause (x) only), (f)(xxii), (i), (k) and (l) below to be effective on the date hereof and the balance of such amendments to be effective as of the date on which all of the conditions precedent set forth in Section 3 shall be satisfied (the "Effective Date"):

                (a) the second sentence of Section 1.01(a) of the RPA is amended in its entirety to read as follows:

            Under no circumstances shall any Purchaser make any such
            purchase [         ] if after giving effect to such purchase the
            aggregate outstanding Purchaser Capital, together with the aggregate outstanding "Purchaser Capital" of "Purchaser Receivable Interests" under the Parallel Purchase Commitment, would exceed the
            Purchase Limit [          ].

                (b) Section 1.04 of the RPA is amended by inserting the phrase
        [                                          ] following the
        words "and the Agent" in the third line thereof.

                (c) Section 2.06(a) of the RPA is amended by adding the following phrase at the end of the second sentence thereof:

            [





                           ]

                (d) Section 2.06(b) of the RPA is amended in its entirety to read as follows:

                     (b) On each Distribution Date with respect to the
            Amortization Period, the portion of the Total Principal
            Collections received by the Servicer during the preceding Due Period not used to fund any portion of the Required Amount pursuant to Section 2.05(c) hereof (the "Available Principal Collections") will be allocated and distributed by the Servicer in the following priority:

                         [

                                  ]

                [







































                                                      ]

                (e) Section 4.03(b) of the RPA is amended by deleting the phrase "Purchase Limit" in lines 7 and 8 thereof and inserting in place thereof the phrase [
                                            ]

              (f)     Exhibit I to the RPA is amended as follows:

                                  (i)      The definition of Amortization
              Period is amended in its entirety to read as follows:

                                  "Amortization Period" means (a) the period
         (if any) beginning at the close of business of the Agent on the Business Day immediately preceding the Partial
         Amortization Date and ending on the Partial Amortization
         Ending Date or (if the Termination Date shall occur prior to the Partial Amortization Ending Date) the Final Distribution
         Date, and (b) the period beginning at the close of business of the Agent on the Business Day immediately preceding the Termination Date and ending on the Final Distribution Date.

                               (ii) The definition of "BancOhio Portfolio" is amended by deleting the word "in" which appears in line 3 thereof.

                              (iii) The definition of "Collection" is amended by adding the following two sentences at the end thereof:

         The term "Collection" shall also include all benefits of the Owner or FSC or any other Owner Affiliate under and all monies due or to become due to the Owner or FSC or any other Owner Affiliate under the Interest Rate Agreements, and any such monies received shall be deemed a Collection of Finance Charge Receivables and shall be considered a Collection with respect to Pool Receivables. Notwithstanding any other provision of the Agreement to the contrary, Collections constituting payments in respect of the Interest Rate Agreements shall be allocated entirely to the Purchase Interests under the Agreement.

                                  (iv)  Clause (viii) of the definition of
              "Eligible Receivable" is amended in its entirety to read as follows: "(viii) which satisfies all applicable requirements of the Cardholder
              Guidelines;".

                                  (v)  The definition of "Eligible State" is
              amended by inserting a period following the word
              "Agreement" in the third line of clause (b) thereof and deleting the remainder of such definition.

                                  (vi)  A new definition entitled "Facility
                 Reduction Date" is added which shall read as follows:

                                  "Facility Reduction Date" means September 15,
            1994 (or such later date as the Seller, the Subordinated
            Purchaser, the Owner, the Servicer and the Agent may mutually agree in writing).

                                  (vii)  The definition of "Facility
                          Termination Date" in Exhibit I is amended by (x) replacing the date "December 1, 1995" in the second line thereof with the date "September 15, 1996 and
                          (y) adding a new clause at the end thereof which shall read as follows: "or (iv) September 10, 1995, if on or prior to September 15, 1994 the Owner shall not have obtained extensions to or replacements for such of the Interest Rate Agreements as may be necessary so as to be in compliance with clause
                          (iii)(y) of the first sentence of the definition of Interest Rate Agreements."

                                  (viii)  The definition of "Fixed Allocation
                          Percentage" is amended in its entirety to read as follows:

                                  "Fixed Allocation Percentage" means, for each
            Due Period with respect to the Amortization Period, the ratio (expressed as a percentage) (which shall not be in excess of 100%) computed as at the close of business of the Agent on the Business Day immediately preceding the Partial Amortization
            Date or the Termination Date (whichever triggered the beginning of such Amortization Period), by dividing (a) the sum of the Purchaser Capital and the Subordinated Purchaser
            Capital on such Business Day by (b) the product of (i) the Allocation Percentage for such Due Period and (ii) the total amount of Principal Receivables on such Business Day.

                                  (ix)  The definition of "Funding Rate" is
                          amended in its entirety to read as follows:

                                  "Funding Rate" for any Settlement Period
            means (a) the published yield per annum for one-month commercial paper issued by firms whose bonds are rated AA by S&P (or the equivalent), which is reported for the date two Business Days prior to the Distribution Date immediately following such Settlement Period in "Selected Interest Rates" (Publication H.15(519), Federal Reserve Statistical Release, published by the Board of Governors of the Federal Reserve
            System (or successor publication) (or, if such yield is not published, such other rate as the Agent and the Servicer shall agree to in writing) or (b) such other rate as the Agent and the Servicer shall agree to in writing.

                                  (x)  The definition of "Hedge Agreement" is
                       deleted in its entirety.

                                  (xi)  A new definition entitled "Interest
                       Rate Agreements" is added which shall read as follows:

                                  "Interest Rate Agreements" mean one or more
                 interest rate cap or interest rate swap agreements which shall
                 (i) in the case of a cap agreement, provide for payments to the Owner or an Owner Affiliate or the Seller in the event the Funding Rate shall exceed 9% per annum, (ii) in the case of a swap agreement, provide for payments to the Owner or an Owner Affiliate at the Funding Rate in exchange for payments by the Owner or such Owner Affiliate at a fixed interest rate not in excess of 9.0% per annum, (iii) cover in the aggregate (x) a notional balance of at least $150,000,000 through the Facility Reduction Date, which notional balance shall either (A) remain at least at $150,000,000 during the ten months immediately following the Facility Reduction Date or (B) amortize on a straight-line basis to zero over not less than 10 months commencing with the Facility Reduction Date and (y) an additional notional balance of at least $100,000,000 through the Facility Termination Date, which notional balance shall either (A) remain at least at $100,000,000 during the ten months immediately following the Facility Termination Date or
                 (B) amortize on a straight-line basis to zero over not less than 10 months immediately following the Facility Termination Date (provided that prior to September 15, 1994, such additional notional balance of at least $100,000,000 may have a termination date no earlier than July 10, 1996), (iv) if entered into after September 20, 1993, comply with the provisions of Sections 8(e) (to the extent there is, at the time entered into, an existing swap or cap transaction with any of the counterparties to any of the Interest Rate Agreements) and 8(f) of the Company Agreement, as amended, and
                 (v) be with such counterparties and contain such other terms and provisions as shall be satisfactory to the Agent. The Interest Rate Agreements, which are limited to those agreements specified in the Owner's officer's certificate in the form of Annex G delivered from time to time in accordance with the Agreement, are the "Enhancement" referred to in the Pooling and Servicing Agreement.

                                  (xii)  The definition of "Mellon Cut-Off
                          Date" is deleted and a new definition entitled "Separate Account Notice Date" is added, in proper alphabetical order, which shall read as follows:

                                  "Separate Account Notice Date" means the date
                 on which the Agent instructs the Owner, at least 10 Business Days in advance and during the existence of an Early Amortization Event or an event which, with notice or lapse of time or both, would constitute an Early Amortization Event, to establish a separate account to which only cash or cash proceeds constituting Collections of the Pool Receivables are to be sent.

                                  (xiii)  The definition of "Minimum Seller
                          Capital" is amended by deleting the phrase "on the Termination Date" in line 7 thereof and inserting in place thereof the phrase "at the close of business of the Agent on the Business Day immediately preceding the Partial Amortization Date or the Termination Date (whichever triggered the beginning of such Amortization Period)."

                                  (xiv)  A new definition entitled "Owner
                          Affiliate" is added which shall read as follows:

                                  "Owner Affiliate" means Charming Shoppes, FSC
                 or any other wholly owned direct or indirect subsidiary of Charming Shoppes which is approved by the Agent.

                                  (xv)  A new definition entitled "Partial
                          Amortization Date" is added which shall read as follows:

                                  "Partial Amortization Date" means the
                 Facility Reduction Date if on such date the Purchaser Capital exceeds $100,000,000.

                                  (xvi)  A new definition entitled "Partial
                          Amortization Ending Date" is added which shall read as follows:

                                  "Partial Amortization Ending Date" means the
                 first date, following the occurrence of the Partial Amortization Date, on which Purchaser Capital shall have been reduced to $100,000,000 and Subordinated Purchaser Capital shall have been reduced to $9,890,110.

                                  (xvii)  The first sentence of the definition
                          of "Purchase Limit" is amended in its entirety to read as follows:

                                  "Purchase Limit" means (a) from the date of
                 the Agreement to October 5, 1993, $100,000,000, (b) from October 6, 1993 to the Facility Reduction Date, $250,000,000, and (c) following the Facility Reduction Date, $100,000,000, in each case as such amounts may be reduced pursuant to
                 Section 1.01(c).

                              (xviii)  The definition of "Purchaser Receivable
                          Interest" is amended by (x) deleting the phrase "the Purchasers" in lines 2 and 3 thereof and inserting in place thereof the phrase "Ciesco, CAFCO, CRC or their respective successors and assigns," and (y) adding the phrase "and payments in respect of the Interest Rate Agreements" immediately after the phrase "Pool Receivables" in the last line thereof.

                                  (xix)  The definition of "Revolving Period"
                          is amended in its entirety to read as follows:

                                  "Revolving Period" means (a) the period
                 beginning on the date of the Agreement and ending at the close of business of the Agent on the Business Day immediately preceding the earlier of the Partial Amortization Date and the Termination Date, and (b) the period (if any) beginning on the date the Partial Amortization Ending Date occurs and ending at the close of business of the Agent on the Business Day immediately preceding the Termination Date.

                                  (xx)  The definition of Seller Interest is
                          amended by adding the phrase "and payments in respect of the Interest Rate Agreements" after the phrase "Pool Receivable" in the fifth line thereof.

                                  (xxi)  The definition of "Subordinated
                          Receivable Interest" is amended by adding the phrase "and payments in respect of the Interest Rate Agreements" immediately after the phrase "Pool Receivables" in the last line thereof.

                                  (xxii)  The definition of "Yield" is amended
                          by deleting the phrase "Settlement Period" in the third line of the definition of "AR" contained therein and inserting the phrase "Fixed Period" in place thereof.

                          (g)     Paragraph 1(a) of Exhibit II to the RPA is
amended by deleting the phrase "Attribute 300/400" in line 6 thereof and inserting in place thereof the phrase "Attribute 300, 400, 700 or 800."

                          (h)     A new paragraph 1(d) is added to Exhibit IV
to the RPA which shall read as follows:

                                  (d)      Interest Rate Agreements.  The
                          Trustee shall not consent to any modification or amendment of the Interest Rate Agreements without the prior written consent of the Agent in each instance, which consent shall not be unreasonably withheld by the Agent.

                          (i) Each reference to the "Mellon Cut-Off Date" in paragraph 2(d) of Exhibit IV to the RPA and paragraph 1(c) of
         Exhibit V to the RPA shall be replaced by the term "Separate Account Notice Date."

                          (j) Paragraph 2(e) of Exhibit IV to the RPA is amended in its entirety to read as follows:

                                  (e)  Interest Rate Hedging.  The Owner shall
                          maintain, or cause to be maintained, the Interest Rate Agreements in full force and effect and shall obtain, or cause to be obtained, extensions to or replacements for the Interest Rate Agreements from time to time so that the then effective Interest Rate Agreements are at all times in compliance with the first sentence of the definition of "Interest Rate Agreements";provided, however, that the failure of the Owner to obtain, prior to September 15, 1994, extensions to or replacements for those Interest Rate Agreements having a termination date of July 10, 1996 shall not constitute an Early Amortization Event, so long as such Interest Rate Agreements are otherwise then in compliance with the first sentence of the definition of "Interest Rate Agreements." Whenever the Owner shall obtain, or cause to be obtained, an extension to or replacement for any Interest Rate Agreement, the Owner shall immediately furnish the Agent with an updated Annex G incorporating such extension or replacement and a copy of such extension or replacement, in each case certified by a Responsible Officer of the Owner as being complete and correct. With respect to each Interest Rate Agreement to which the Seller is not a party, the Owner shall cause all monies due or to become due to the Owner (or, if applicable, an Owner Affiliate) under such Interest Rate Agreement to be assigned to the Seller.

                          (k) Paragraph 1(c) of Exhibit V to the RPA is amended by deleting the word "designed" in line 2 of clause (iv) thereof and inserting in place thereof the word "designated."

                          (l) Paragraph (e)(iii) of Exhibit VI to the RPA is amended by inserting the phrase "or a Trust Early Amortization Event" following each appearance of the phrase "Amortization Event" in lines 4 and 5 thereof.

                          (m) A new Annex G is added to the Agreement in the form of Annex G attached hereto.

                 SECTION 2. Amendments to Company Agreement. (a) The Company Agreement shall be amended, effective as of the Effective Date, by adding the following new subsections (e) and (f) to Section 8 thereof:

                          (e) Future Swap Transactions. With respect to each Interest Rate Agreement other than a rate cap agreement to which the Seller is a party, not enter into or guarantee any additional rate swap transaction with the counterparty to any such Interest Rate Agreement, and not permit the Owner or any Owner Affiliate to do so, unless it shall have obtained in each case an agreement that such counterparty will not net or offset payment obligations under such rate swap transaction or guarantee against payment obligations under such Interest Rate Agreement; and

                          (f) Redocumentation of Interest Rate Agreements. On or prior to September 15, 1994 amend or replace all Interest Rate Agreements to which it is a party to provide for payments to either the defaulting or the nondefaulting party on an early termination, to the extent such Interest Rate Agreements do not so provide (without limiting the form of documentation which may be utilized, an Interest Rate Agreement which uses the 1992 ISDA Master Agreement form and election of the "Second Method" shall comply with this subsection (f)).

                          (b)     Each of Charming Shoppes and FSC agrees that
the Company Agreement (i) applies to the RPA as amended by this Amendment Agreement and (ii) ratifies and confirms the Company Agreement in all respects (subject, in the case of representations and warranties, to Section 4(b) of this Amendment Agreement) and agrees that the Company Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms, except that on and after the date hereof, each reference in the Company Agreement to "the RPA", "thereunder", "thereof" or words of like import referring to the RPA shall mean and be a reference to the RPA as amended by this Amendment Agreement.

                 SECTION 3. Conditions Precedent. The effectiveness of the amendments set forth in Section 1 which are stated to be effective on the Effective Date is subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent, on or prior to October 15, 1993:

                          (a) Certified copies of any necessary corporate action of the Trustee approving this Amendment Agreement and certified copies of all documents evidencing other necessary government approvals, if any, with respect to this Amendment Agreement and certification of the names and true signatures of the officers of the Trustee authorized to sign this Amendment Agreement on behalf of the Seller and the other documents to be delivered by the Seller hereunder;

                          (b) Certified copies of the resolutions of the Board of Directors of the Subordinated Purchaser approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Subordinated Purchaser authorized to sign this Amendment Agreement and the other documents to be delivered by the Subordinated Purchaser hereunder;


                          (c) Certified copies of the resolutions of the Board of Directors of the Servicer and the Owner approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Servicer and the Owner authorized to sign this Amendment Agreement and the other documents to be delivered by the Servicer and the Owner hereunder;


                          (d) Certified copies of the resolutions of the Board of Directors of FSC approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of FSC authorized to sign this Amendment Agreement;

                          (e) Certified copies of the resolutions of the Board of Directors of Charming Shoppes approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of Charming Shoppes authorized to sign this Amendment Agreement;

                          (f) Favorable opinions of counsel for the Trustee, the Owner, the Servicer, the Subordinated Purchaser, FSC and Charming Shoppes as to such matters as the Agent may reasonably request;

                          (g) An amendment and restatement of the Fee Letter and payment of all fees due thereunder;

                          (h) The documentation relating to the assignment of the BancOhio Portfolio to the Owner;

                          (i) With respect to Additional Accounts arising in respect of the BancOhio Portfolio, copies of the "Addition Notice," "Assignment" and Owner's Officer's Certificate required to be delivered pursuant to Section 2.6(c) of the Pooling and Servicing Agreement;

                          (j) An officer's certificate of the Owner meeting the requirements of Section 1.02(a)(iii) of the RPA;

                          (k) Evidence that the Owner shall have duly given the notice to Mellon Bank, N.A. contemplated under Section 3 of the Agreement dated as of December 24, 1992 among the Owner, the Agent and Mellon Bank, N.A. relating to certain intercreditor arrangements;

                          (l) Assignments to the Seller of the benefits under each of the Interest Rate Agreements in effect on the Effective Date, together with any necessary consents by the counterparties to such Interest Rate Agreements;

                          (m)     Copies of each of the Interest Rate
         Agreements in effect on the Effective Date, together with a summary thereof in the form of Annex G attached hereto, in each case certified by a Responsible Officer of the Owner as being complete and correct;

                          (n) UCC financing statements relating to the Interest Rate Agreements naming the Owner (or, if applicable, an Owner Affiliate) as debtor and the Seller as secured party and UCC financing statement amendments relating to the Interest Rate Agreements with respect to each UCC financing statement filed pursuant to the RPA;

                          (o) An officer's certificate of Charming Shoppes stating that on the Effective Date none of Charming Shoppes, FSC or the Owner is a party to or guarantor of any rate swap transaction (other than the Interest Rate Agreements) with any of the counterparties to any of the Interest Rate Agreements in effect on the Effective Date; and

                          (p) Such other approvals, opinions or documents as the Agent may reasonably request.

                 SECTION 4. Representations and Warranties. (a) Each of the Trustee, the Owner, the Servicer and the Subordinated Purchaser confirms that each of the representations and warranties made by it contained in Exhibit III to the RPA, as amended by this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

                 (b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

                 SECTION 5. Costs and Expenses. The Owner agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

                 SECTION 6. Confirmation of RPA. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the RPA to "this Agreement" shall mean the RPA as amended by this Amendment Agreement, and as hereinafter amended or restated.

                 SECTION 7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                 IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



         SELLER:                         FIRST FIDELITY BANK, N.A., PENNSYLVANIA
                                           (formerly known as Fidelity Bank,
                                           National Association),
                                           not in its individual capacity but
                                           solely as the Trustee for
                                           SPIRIT OF AMERICA MASTER TRUST


                                         By:
                                            ------------------------------
                                                 Title: Vice President


         SUBORDINATED
           PURCHASER:                    FASHION SPC, INC.



                                         By:
                                          ------------------------------
                                                 Title:
                                                       ----------------------


         OWNER/SERVICER:                 SPIRIT OF AMERICA NATIONAL BANK,
                                           as the Owner and the Servicer



                                         By:
                                            ------------------------------
                                                 Title:
                                                       ----------------------


         AGENT:                          CITICORP NORTH AMERICA, INC.,
                                           as Agent


                                         By:
                                            ------------------------------
                                                   Vice President

ACKNOWLEDGED AND AGREED AS TO
  SECTIONS 2 AND 4(b) ONLY:


         CHARMING SHOPPES:                 CHARMING SHOPPES, INC.


                                           By:
                                              ------------------------------
                                              Title:
                                                    ------------------------


         FSC:                              FASHION SERVICE CORP.


                                           By:
                                              ------------------------------
                                              Title:
                                                    ------------------------

                                                                         ANNEX G


                Summary of Interest Rate Agreements as of (Date)



                      Reference                                                                     Date Amorti-
                      No. or                                                                        zation of
                      Date of          Type                       Fixed Rate                        Notional
                      Confir-          (Swap        Notional      or Cap          Effective         Amount         Termination
Counterparty          mation           or Cap)      Amount        Rate            Date              Begins         Date
- ------------          ------           -------      --------      ------          ---------         ------         ----







         The Owner Affiliate party to each of the above Agreements is [FSC].

         The Index for floating rate payments for each of the above Agreements is ["USD-CP-H.15"] for one month maturities.